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                                                                   EXHIBIT 10.34




                               ORTHALLIANCE, INC.

                         2000 EMPLOYEE STOCK OPTION PLAN
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                               ORTHALLIANCE, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I

                                   DEFINITIONS

      As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary.

      1.1   "Board" shall mean the Board of Directors of the Company.

      1.2 "Change in Control" shall mean the occurrence of either of the following events:

            (a)   any of the following events:

                  (i)   the dissolution or liquidation of the Company; or

                  (ii) a reorganization, merger or consolidation of the Company with one or more other corporations or other entities (except with respect to a transaction, the sole purpose of which is to change the domicile or name of the Company), as a result of which the Company ceases to exist or becomes a subsidiary of another corporation or other entities (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, more than fifty percent (50%) of the aggregate voting power of all outstanding equity securities of the Company); or

                  (iii) a sale of all or substantially all of the Company's
                        assets; or

            (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) the Company, any employee benefit plan of the Company, or any subsidiary of the Company; or (ii) any entity holding Company Stock for or pursuant to the terms of any such employee benefit plan, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

      1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any applicable corresponding provision of future law.

      1.4 "Committee" shall mean a committee of at least two (2) Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options granted to an individual who is also a
Section 16 Insider, the Committee shall consist of at least two (2) Directors (who need not be members of the Committee with respect to Options granted to any other individuals) who are Non-Employee Directors (within the meaning of Rule 16b-3), and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the
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"Committee" shall mean such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options made to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

      1.5   "Company" shall mean OrthAlliance, Inc., a Delaware corporation.

      1.6 "Director" shall mean a member of the Board and any person who is an advisory, honorary or emeritus director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

      1.7   "Disabled Optionee" shall mean an Optionee who suffers a Disability.

      1.8 "Disability" shall mean a physical or mental infirmity which impairs an Optionee's ability to substantially perform his duties with the Company or a Subsidiary for a period of 180 consecutive days, as determined by an independent physician selected by agreement between the Company and the Optionee or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by the Optionee).

      1.9 "Eligible Employee" shall mean an employee of the Company who is at the time of grant not either (i) an Officer of the Company, or (ii) a Director of the Company.

      1.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any applicable corresponding provision of future law.

      1.11 "Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

      1.12 "Fair Market Value" on any date shall mean (i) the average closing sales price of the Stock on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty (30) day period preceding such date or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the date such value is to be determined, or in the absence of closing bids on such date, the closing bids on the next preceding date on which there were bids; or (iii) if the Stock is not traded on a national securities exchange or the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available, including, without limitation, the price at which recent sales of Stock have been made, the book value of the Stock and the Company's current and future earnings.

      1.13 "For Cause" termination shall mean the termination of an Optionee's employment as a result of: (i) any act that constitutes on the part of the Optionee, fraud, dishonesty, gross malfeasance of duty, or conduct grossly inappropriate to the Optionee's position of employment; or (ii) the conviction (from which no appeal may be or is timely taken) of the Optionee of a felony.

      1.14 "Incentive Stock Option" shall mean an option to purchase Stock of the Company which complies with and is subject to the terms, limitations, and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

      1.15 "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.



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      1.16  "Option" shall mean an option, including an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

      1.17 "Optionee" shall mean a person to whom an Option has been granted hereunder or his permitted assign.

      1.18 "Plan" shall mean the OrthAlliance, Inc. 2000 Employee Stock Option Plan, the terms of which are set forth herein.

      1.19 "Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in an applicable Stock Option Agreement.

      1.20 "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act.

      1.21 "Stock" shall mean the Class A Common Stock, $.001 par value per share, of the Company, subject to applicable provisions of Section 5.2.

      1.22 "Stock Option Agreement" shall mean a written agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, as provided in Article VI hereof.

      1.23 "Subsidiary" shall mean any corporation in which the Company directly or indirectly owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

                                   ARTICLE II
                                    THE PLAN

      2.1 Name. This Plan shall be known as the "OrthAlliance, Inc. 2000 Employee Stock Option Plan."

      2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its stockholders by affording certain Eligible Employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interests in the Company. The objective of the Options is to promote the growth and profitability of the Company and its Subsidiaries by providing Optionees with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company and its Subsidiaries.

      2.3   Effective Date. The effective date of this Plan is April 7, 2000.

                                   ARTICLE III
                                  PARTICIPANTS

      The class of persons eligible to participate in the Plan shall consist of all Eligible Employees of the Company or any Subsidiary whose participation in the Plan the Committee determines to be in the best interests of the Company.

                                   ARTICLE IV
                                 ADMINISTRATION

      4.1 Duties and Powers of the Committee. This Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering this Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in


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accordance with the provisions of this Plan. Subject to the provisions of this
Plan, the Committee shall have the discretion and authority to determine those persons to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of this Plan, the Committee may give an Optionee an election to surrender an Option in exchange for the grant of a new Option, and shall have the authority to amend or modify an outstanding Stock Option Agreement or to waive any provision thereof, provided that the Optionee consents to such action.

      4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

      4.3 No Liability. Neither any Director nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

      4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

      4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

      5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be Five Hundred Thousand (500,000). The amount of Stock subject to the Plan may be increased from time to time in accordance with
Article VIII hereof. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph) may again be optioned under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for Options hereunder.

      If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued.

      5.2   Antidilution.

            (a) If (i) the outstanding shares of Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger (excluding mergers of orthodontic entities with and into the Company), consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend (excluding the conversion of the Company's Class B Common Stock into shares of Stock as set forth in the Company's Amended and Restated Certificate of Incorporation), (ii) any spin-off, split-off or other distribution of assets materially affects the price of the Company's stock, or
(iii) there is any assumption and conversion to this Plan by the Company of an acquired company's outstanding option grants, then:



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                  (A)   the aggregate number and kind of shares of Stock for
            which Options may be granted hereunder shall be adjusted appropriately by the Committee; and

                  (B) the rights of Optionees (concerning the number of shares of Stock subject to Options and the Exercise Price) under outstanding Options shall be adjusted appropriately by the Committee.

            (b) If not provided in a Stock Option Agreement to the contrary, if a Change in Control occurs, the Committee, in its discretion, may provide:

                  (i) notwithstanding other provisions hereof, that all Options granted under this Plan shall become exercisable immediately, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, and that all such Options shall terminate ninety (90) days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 90-day period, or

                  (ii) notice to all Optionee's that all Options granted under this Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation.

            (c) If the Company is to be liquidated or dissolved in connection with a Change in Control, the provisions of Section 5.2(b) shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Options under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders; provided, however, that, notwithstanding any other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth (5th) business day following such adoption, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

            (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

      6.1 Types of Options Granted. The Committee may, under this Plan, grant only Options which do not qualify as Incentive Stock Options. Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant. Neither the Company, nor any Subsidiary or any other person warrants or otherwise represents that favorable or desirable tax treatment or characterization will be applicable in respect of any Option or Stock.

      6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise and exercise price, shall be stated in the Stock Option Agreement. Every Optionee shall be given a copy of the Plan.

      6.3 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee.

      6.4 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration


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of six (6) months from the date such Option is granted, other than in the case of the death or Disability of the Optionee.

      6.5   Option Exercise.

            (a)   Unless otherwise provided in the Stock Option Agreement or
Section 6.4 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than one hundred (100) shares unless the remaining shares that have become so Purchasable are less than one hundred (100) shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

            (b) An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.5(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

            (c) The Exercise Price is to be paid in full in cash by a certified or cashier's check payable to the Company upon the exercise of the Option, and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, full payment may be effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price (plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase) and (ii) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            (d) In addition to and at the time of payment of the Exercise Price, the Company may withhold, or require the Optionee to pay to the Company in cash, the amount of any federal, state and local income, employment or other withholding taxes which the Committee determines are required to be withheld under federal, state or local law in connection with the exercise of an Option; provided, however, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that all or any portion of such tax obligations may, upon the election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable. To the extent tax withholding is required at an applicable time with respect to Options or Stock acquired under this Plan by an Optionee, the Company, applicable Subsidiary or other entity upon which such withholding obligation arises shall be entitled to withhold from such Optionee's compensation (derived from this Plan or otherwise) the applicable amount required to be withheld).



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            (e)   The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

            (f) Notwithstanding anything to the contrary herein or in a Stock Option Agreement, a given Option shall not be exercisable to the extent the exercise thereof would cause the Company to be a reporting company under the Exchange Act.

      6.6 Nontransferability of Option. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution; provided, however, that no Option shall be transferable prior to stockholder approval of the Plan by an Optionee who is a Section 16 Insider. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

      6.7 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option as a result of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full.

      6.8 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

      6.9 Disabled Optionee. In the event of termination of employment because of the Optionee's becoming a Disabled Optionee, such Optionee (or his or her legal representative) may exercise an Option within a period ending on the earlier of (a) the last day of the one (1) year period following the beginning of such Optionee's Disability or (b) the expiration date of an Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

      6.10 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 424(a).

                                   ARTICLE VII
                               STOCK CERTIFICATES

      The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

            (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

            (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and



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            (d)   The lapse of such reasonable period of time following the
exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

Stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

                                  ARTICLE VIII
                        TERMINATION AND AMENDMENT OF PLAN

      8.1 Termination and Amendment. Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve (12) months of the date that the Board amends the Plan) may not amend the Plan to:

            (a)   grant Incentive Stock Options; or

            (b)   include Officers or Directors.

      8.2 Effect on Optionee's Rights. No termination, amendment or modification of the Plan shall affect adversely an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his legal representative.

                                   ARTICLE IX
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

      The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees of the Company or any of its Subsidiaries.

                                    ARTICLE X
                                  MISCELLANEOUS

      10.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options and grant new Options in substitution for them. However, no modification of an Option shall adversely affect an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his legal representative.

      10.2 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

      10.3 Singular; Plural; Gender. Whenever used herein, nouns in the singular shall include the plural and the masculine pronoun shall include the feminine gender and vice versa.

      10.4 Headings Not Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference and do not constitute part of the Plan.

      10.5 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.

      10.6 Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflicts of laws principles.



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